POWER OF ATTORNEY

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Emanuel Alves, James C. Hoodlet, and Tracy Lannigan, or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

John Hancock Variable Life Account S (Medallion Executive Variable Life, Medallion Executive Variable Life II, Medallion Executive Variable Life III)	# 333-164150

John Hancock Variable Life Account S (Majestic VUL, Majestic Variable Universal Life 98)	# 333-164151

John Hancock Variable Life Account S (Variable Master Plan Plus)	# 333-164152

John Hancock Variable Life Account S (Majestic Variable COLI)	# 333-164153

John Hancock Variable Life Account S (Variable Estate Protection, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus)	# 333-164156

John Hancock Variable Life Account S (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164154

John Hancock Variable Life Account S (Performance Executive Variable Life)	# 333-164155

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

John Hancock Variable Life Account UV (Annual Premium Variable Life)	# 333-164157

John Hancock Variable Life Account UV (Flex V1)	# 333-164158

John Hancock Variable Life Account UV (Flex V2)	# 333-164159

John Hancock Variable Life Account UV (Medallion Variable Life)	# 333-164160

John Hancock Variable Life Account UV (Variable Estate Protection)	# 333-164161

John Hancock Variable Life Account UV (Variable Estate Protection Plus)	# 333-164162

John Hancock Variable Life Account UV (Variable Estate Protection Edge, Performance Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)	# 333-164164

John Hancock Variable Life Account UV (Majestic Variable Universal Life 98)	# 333-164163

John Hancock Variable Life Account UV (Majestic Variable Estate Protection 98)	# 333-164165

John Hancock Variable Life Account UV (Medallion Executive Variable Life III)	# 333-164166

John Hancock Variable Life Account UV (Medallion Variable Universal Life Plus)	# 333-164167

John Hancock Variable Life Account UV (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164168

John Hancock Variable Life Account UV (Majestic Variable COLI)	# 333-164169

John Hancock Variable Life Account UV (Performance Executive Variable Life)	# 333-164170

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

John Hancock Variable Life Account U (Medallion Variable Life, Medallion Variable Universal Life Plus)	# 333-164171

John Hancock Variable Life Account U (Annual Premium Variable Life)	# 333-164172

John Hancock Variable Life Account U (Medallion Variable Universal Life Edge, Medallion Variable Universal Life Edge II)	# 333-164173

John Hancock Variable Life Account U (eVariable Life)	# 333-164174

Variable Life Registration Statements filed for the John Hancock Variable Life Account V:

John Hancock Variable Life Account V (Flex V1)	# 333-164175

John Hancock Variable Life Account V (Flex V2)	# 333-164176

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account A:

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator II, EPVUL, Accumulation)	# 333-85284

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748

John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136

John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL 2003)	# 333-100597

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance VUL)	# 333-131299

John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship Variable Universal Life)	# 333-141692

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 08)	# 333-152406

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 09)	# 333-157212

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2012)	# 333-179570

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation VUL 2014)	# 333-193994

John Hancock Life Insurance Company (U.S.A.) Account A (Simplified Life)	# 333-194818

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2017)	# 333-217721

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation VUL 2019)	#333-233647

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Accumulation VUL 2019)	#333-233648

John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Survivorship VUL 2020)	#333-236446

John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VUL 2020)	#333-236447

John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2021)	#333-248502

Variable Life Registration Statements filed for the John Hancock Life Insurance Company (U.S.A.) Account N:

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 08)	# 333-152409

Variable Life Registration Statements filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296

John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972

John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504

John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life)	# 333-127543

John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139

John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134

John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905

John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693

John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992

John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631

John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 08)	# 333-152407

John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408

John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 09)	# 333-157213

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2012)	# 333-179571

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2014)	# 333-193995

John Hancock Life Insurance Company of New York Account B (Simplified Life)	# 333-194819

John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2017)	# 333-221236

John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2019)	# 333-235396

John Hancock Life Insurance Company of New York Account B (Majestic Accumulation VUL 2019)	# 333-235397

John Hancock Life Insurance Company of New York Account B (Accumulation Survivorship VUL 2020)	# 333-238712

John Hancock Life Insurance Company of New York Account B (Majestic Accumulation Survivorship VUL 2020)	# 333-238713

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective April 1, 2021 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Shamus Weiland	Director	April 1, 2021
Shamus Weiland